MANAGER AND FOUNDER
    Aquila Management Corporation
    380 Madison Avenue, Suite 2300
    New York, New York 10017

INVESTMENT SUB-ADVISER
    Banc One Investment
          Advisors Corporation
    1111 Polaris Parkway
    Columbus, Ohio 43240

BOARD OF TRUSTEES
    Lacy B. Herrmann, Chairman
    Thomas A. Christopher
    Douglas Dean
    Diana P. Herrmann
    Carroll F. Knicely
    Theodore T. Mason
    Anne J. Mills
    William J. Nightingale
    James R. Ramsey

OFFICERS
    Lacy B. Herrmann, President
    Charles E. Childs, III, Senior Vice President
    Diana P. Herrmann, Senior Vice President
    John M. Herndon, Vice President
    Jerry G. McGrew, Vice President
    Rose F. Marotta, Chief Financial Officer
    Richard F. West, Treasurer
    Edward M.W. Hines, Secretary

DISTRIBUTOR
    Aquila Distributors, Inc.
    380 Madison Avenue, Suite 2300
    New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
    PFPC INC.
    400 Bellevue Parkway
    Wilmington, DE 19809

CUSTODIAN
    Bank One Trust Company, N.A.
    100 East Broad Street
    Columbus, Ohio 43271

INDEPENDENT AUDITORS
    KPMG LLP
    345 Park Avenue
    New York, New York 10154

Further information is contained in the Prospectus which must precede or accompany this report.

ANNUAL
REPORT

SEPTEMBER 30, 1999

CHURCHILL
CASH RESERVES
TRUST

[Logo of the Churchill Cash Reserves Trust: a standing Pegasus]

A CASH MANAGEMENT INVESTMENT

[Logo of the Aquila Group of Funds: an eagle's head in an oval]

ONE OF THE
AQUILASM GROUP OF FUNDS

[Logo of the Churchill Cash Reserves Trust: a standing Pegasus]

CHURCHILL CASH RESERVES TRUST

ANNUAL REPORT


                                                               November 18, 1999

Dear Investor:

            We are pleased to provide you with the Annual Report for Churchill Cash Reserves Trust for the fiscal year ended September 30, 1999.

            The economic climate and the Federal Reserve's monetary policy once again had an impact on the short-term debt markets during the Trust's current report period.

            Beginning in the fall of 1998, the Federal Reserve responded to the economic turmoil in Southeast Asia, Russia, and Latin America with a three-step interest rate reduction. Keeping a watchful eye on world events, the federal funds rate was lowered 0.75 of 1% from 5.50% to 4.75% in order to maintain the momentum of the U.S. economy by providing liquidity to the global financial system. The difficulties experienced in these areas resulted in weak currencies which helped keep U.S. inflation in check.

            However, this spring, the Federal Reserve became concerned that the U.S. economy might be growing too rapidly. Such rate of growth, coupled with low unemployment, could lead to higher levels of inflation. This primarily would result in increased stress on labor markets and would potentially put additional upward pressure on wages and ultimately prices. In testimony before the Joint Economic Committee of Congress, Federal Reserve Chairman Alan Greenspan, noted that the financial markets had recovered from last fall's near paralysis that caused the Fed to cut the federal fund's rate by 0.75 of 1%. He further testified that unless something slows down the economy, a rise in inflation is nearly inevitable. Indeed, on two occasions during the summer of 1999, the Fed voted each time to raise short-term interest rates 0.25 of 1%. Then finally on November 16th, the Fed voted again to raise rates for the third time this year. The current target on the federal fund's rate is now 5.50% and the discount rate is 5.00%.

            As mentioned in previous report letters, yields on money market funds like the Trust, move in concert with rate policies pursued by the Federal Reserve. In slightly over a 12-month period, we have witnessed a complete market interest rate cycle. First, three rate cuts last fall and then a subsequent increase in rates this year. As a result, the Trust's yield has followed a similar pattern. As of September 30, 1999, the Trust's average seven-day yield was 4.90% compared to 4.49% for the seven-day period ended March 31, 1999 and 5.10% on September 30, 1998. As of the date of this report letter, the Trust's seven-day yield is now 5.10%.

            You can be assured that all those associated with the management of Churchill Cash Reserves Trust will consistently work in the interest of your investment in the Trust. We very much value you as a shareholder and appreciate the confidence you have shown in Churchill Cash Reserves Trust.

Sincerely,

/s/  Lacy B. Herrmann
---------------------

Lacy B. Herrmann
President and Chairman
  of the Board of Trustees

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Churchill Cash Reserves Trust:

          We have audited the accompanying statement of assets and liabilities of Churchill Cash Reserves Trust, including the statement of investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodia n. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Churchill Cash Reserves Trust as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


/s/  KPMG LLP
--------------

KPMG LLP


New York, New York
November 5, 1999

                         CHURCHILL CASH RESERVES TRUST
                            STATEMENT OF INVESTMENTS
                               SEPTEMBER 30, 1999

    FACE
   AMOUNT      COMMERCIAL PAPER - 58.35%                                                     VALUE
               BANKING - 14.98%
$ 4,000,000    Banco de Galicia y Buenos Aires S.A., 5.375%, 10/22/99 +                 $  3,987,458
                    Letter of Credit: Bayerische Hypo-und Vereinsbank AG
  3,500,000    Banco Santander Puerto Rico, 5.390%, 10/12/99                               3,494,236
  4,000,000    Santander Finance (DE) Inc., 5.200%, 12/17/99                               3,955,511
                                                                                          11,437,205

               COMMERCIAL LOANS - 15.67%
  2,500,000    Moat Funding LLC, 5.200%, 12/10/99 +                                        2,474,722
  2,000,000    Moat Funding LLC, Variable Rate, 5.625%, 03/23/00 +                         2,000,000
  3,500,000    Repeat Offering Securitization Entity Inc., 5.350%, 10/04/99 +              3,498,439
  4,000,000    Special Purpose Accounts Receivable Coop. Corp.,
                    5.19%, 10/14/99 +                                                      3,992,503
                                                                                          11,965,664


               ELECTRIC AND GAS UTILITIES - 5.23%
  4,000,000    Duke Capital Corp., 5.370%, 10/15/99 +                                      3,991,647

               SECURITIES ARBITRAGE - 3.25%
  2,500,000    Sigma Finance Inc., 5.000%, 11/15/99 +                                      2,484,375


               TRADE / TERM RECEIVABLES - 19.22%
  3,750,000    Amsterdam Funding Corp., 5.960%, 01/13/00 +                                 3,685,433
  3,500,000    Concord Minutemen Capital Company, LLC, 5.420%, 10/06/99 +                  3,497,365
  3,500,000    Old Line Funding Corp., 5.350%, 10/12/99 +                                  3,494,278
  4,000,000    Sheffield Receivables Corp., 5.360%, 10/01/99 +                             4,000,000
                                                                                          14,677,076

                    Total Commercial Paper                                                44,555,967

               CERTIFICATES OF DEPOSIT - 10.48%
  1,000,000    Bayerische Hypo-und Vereinsbank AG, 5.01%, 02/07/00                           999,864
  2,000,000    Bayerische Landesbank GZ, 5.12%, 03/21/00                                   1,999,503
  4,000,000    Credit Suisse First Boston, 5.560%, 01/18/00                                3,998,176
  1,000,000    Den Danske Bank, 5.040%, 02/09/00                                             999,931
                    Total Certificates of Deposit                                          7,997,474

               CORPORATE NOTES - 6.94%
  5,300,000    Syndicated Loan Funding Trust, Variable Rate Note, 5.630%,
                    02/15/00 +                                                             5,300,000

               MEDIUM TERM NOTES - 21.23%
  1,000,000    Bear Stearns Companies Inc - Series B, 5.320%, 05/19/00                     1,000,000
  1,000,000    Beta Finance Inc., 5.750%, 07/24/00 +                                       1,000,000
  1,000,000    General Motors Acceptance Corp., 5.750%, 01/05/00                           1,000,550
  4,500,000    Lehman Brothers Holdings Inc., 6.050%, 04/28/00                             4,510,933
  3,700,000    Liberty Lighthouse US Capital Co LLC, Variable Rate, 5.625%,
                    09/25/00 +                                                             3,700,000
  1,500,000    Sigma Finance Inc., 5.410%, 03/13/00 +                                      1,500,000
  3,500,000    Structured Products Asset Return Certificates-Series 99-4,
                    Variable Rate, 5.391%,1/24/2000                                        3,500,000
                    Guaranteed by: Credit Suisse Financial Products
                    Total Medium Term Notes                                               16,211,483

               REPURCHASE AGREEMENTS - 2.98%
  2,272,000    Westdeutsche Landesbank GZ, 5.400%, 10/01/99                                2,272,000
               (Proceeds of $2,272,341 to be received at maturity)
               Collateral: $2,346,000 U.S. Treasury Bonds, 5.500%, due
               03/15/03
               (collateral market value $2,318,387)

               Total Investments  (cost $76,336,924*)                  99.98%             76,336,924
               Other assets in excess of liabilities                     .02                  18,999
               Net Assets                                             100.00%           $ 76,355,923


               *  Cost for Federal tax purposes is identical.
               + Pursuant to Rule 144A, resale is restricted to qualified institutional buyers.

  See accompanying notes to financial statements.

                         CHURCHILL CASH RESERVES TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999

ASSETS
Investments at value (cost $76,336,924)                                              $ 76,336,924
Cash                                                                                          604
Interest receivable                                                                       376,047
Other assets                                                                                5,623
    Total assets                                                                       76,719,198

LIABILITIES
Dividends payable                                                                         304,531
Accrued expenses                                                                           32,319
Management fee payable                                                                     26,425
    Total liabilities                                                                     363,275

NET ASSETS (equivalent to $1.00 per share on 76,346,862 shares outstanding)          $ 76,355,923

Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
    par value $.01 per share                                                         $    763,469
Additional paid-in capital                                                             75,588,706
Undistributed net investment income                                                         3,748
                                                                                     $ 76,355,923

See accompanying notes to financial statements.

                         CHURCHILL CASH RESERVES TRUST
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME:

        Interest Income                                             $  5,087,880

Expenses:
        Management fee (note 2)                         $ 479,780
        Trustees' fees and expenses                        46,431
        Legal fees                                         33,389
        Audit and accounting fees                          19,050
        Transfer and shareholder servicing agent fees      11,601
        Custodian fees                                     11,342
        Shareholders' reports                               9,991
        Registration fees and dues                          8,092
        Insurance                                           3,980
        Miscellaneous                                       7,185
                                                          630,841

        Management fee waived (note 2)                    (52,894)
        Expenses paid indirectly (note 4)                  (2,228)
              Net expenses                                               575,719

              Net investment income                                    4,512,161

Net realized gain from securities transactions                             1,002

Net increase in net assets resulting from operations                $  4,513,163



See accompanying notes to financial statements.

                         CHURCHILL CASH RESERVES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED SEPTEMBER 30,
                                                                                          1999                1998
FROM INVESTMENT ACTIVITIES:
Net investment income                                                                $    4,512,161     $    6,313,930
Dividends to shareholders from net investment income
    ($0.0469 and $0.0513 per share, respectively)                                        (4,512,161)        (6,313,930)
Net realized gain from securities transactions                                                1,002              8,059
Change in net assets derived from investment activities                                       1,002              8,059

FROM CAPITAL SHARE TRANSACTIONS:

                                                             SHARES
                                                     YEAR ENDED SEPTEMBER 30,
                                                      1999              1998
Proceeds from shares sold                          227,485,121       329,102,190        227,485,121        329,102,190
Reinvested dividends                                       558               611                558                611
Cost of shares redeemed                           (254,997,252)     (350,636,409)      (254,997,252)      (350,636,409)

Change in net assets from
  capital share transactions                       (27,511,573)      (21,533,608)       (27,511,573)       (21,533,608)

Change in net assets                                                                    (27,510,571)       (21,525,549)

NET ASSETS:

    Beginning of period                                                                 103,866,494        125,392,043

    End of period                                                                    $   76,355,923     $  103,866,494



See accompanying notes to financial statements.

CHURCHILL CASH RESERVES TRUST
NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Churchill Cash Reserves Trust (the "Trust"), a diversified, open-end investment company, was organized on January 4, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Trust commenced operations on July 9, 1985.

          The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: The Trust's portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) REPURCHASE AGREEMENTS: It is the Trust's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day in order to compare the value of the collateral to the amount of the "loan" (repurchase agreements being defined as "loans" in the 1940
     Act), including the accrued interest earned thereon. If the value of the collateral is less than 102% of the loan plus the accrued interest thereon, additional collateral is required from the borrower.

e) USE OF ESTIMATES: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

          Aquila Management Corporation (the "Manager"), the Trust's founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to theTrust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Trust's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Trust's net assets.

          Banc One Investment Advisors Corporation (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Trust's portfolio.
 For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.33 of 1% on the Trust's net assets.

          For the year ended September 30, 1999, the Trust incurred fees for advisory and administrative services of $479,780 of which $52,894 was voluntarily waived. Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust's Prospectus and Statement of Additional Information.

          On August 10, 1999, BANK ONE CORPORATION, the Sub-Adviser's parent, purchased the Trust's $5,000,000 investment in General American Life Insurance Co. ("General American") at par plus accrued interest for a total amount of $5,008,204. At that time, General American's bond-like investments called
"short-term funding agreements" had been downgraded by the rating agencies and therefore were no longer considered an eligible investment for the Trust.

          Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Trust's shares. No compensation or fees are paid by the Trust to the Distributor for such share distribution.

3.  DISTRIBUTIONS

          The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option.

4.  EXPENSES

          The Trust has negotiated an expense offset arrangement with its custodian, Bank One Trust Company, N.A., an affiliate of the Adviser, wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

                         CHURCHILL CASH RESERVES TRUST
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             YEAR ENDED SEPTEMBER 30,
                                                         1999           1998           1997           1996           1995
Net Asset Value, Beginning of Period                   $1.0000        $1.0000        $1.0000        $1.0000        $1.0000

Income from Investment Operations:
    Net investment income                               0.0469         0.0513         0.0499         0.0500         0.0526
    Total from Investment Operations                    0.0469         0.0513         0.0499         0.0500         0.0526

Less Distributions:
    Dividends from net investment income               (0.0469)       (0.0513)       (0.0499)       (0.0500)       (0.0526)
    Total Distributions                                (0.0469)       (0.0513)       (0.0499)       (0.0500)       (0.0526)

Net Asset Value, End of Period                         $1.0000        $1.0000        $1.0000        $1.0000        $1.0000

Total Return (%)                                          4.79           5.25           5.11           5.12           5.39

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)             76,356        103,866        125,392        120,939        146,130
    Ratio of Expenses to Average Net
      Assets (%)                                          0.60           0.60           0.60           0.56           0.58
    Ratio of Net Investment Income to
      Average Net Assets (%)                              4.70           5.13           4.99           5.02           5.24

The expense and net investment income ratios without the effect of the Manager's voluntary waiver of a portion of fees were:

    Ratio of Expenses to Average Net
      Assets (%)                                          0.66           0.63           0.66           0.63           0.62
    Ratio of Net Investment Income to
      Average Net Assets (%)                              4.65           5.10           4.93           4.94           5.20

Note: Effective July 19, 1995, Banc One Investment Advisors Corporation became the Trust's Investment Adviser replacing PNC Bank, Kentucky, Inc. and effective on June 5,1998, pursuant to new management arrangements, was appointed as the Trust's Investment Sub-Adviser.

See accompanying notes to financial statements.

PREPARING FOR YEAR 2000 (UNAUDITED)

            The Trustees and officers of the Trust have been monitoring issues involving preparedness for the turn of the century for some time in an effort to minimize any potential impact upon the Trust and its shareholders. Our officers have focussed significant time and effort in order that the various computerized functions that could affect the Trust are ready by the beginning of the year 2000.

            The Trust is highly reliant on certain mission-critical suppliers' services. Each supplier of these services has provided the Trust's officers with assurances that it is actively addressing potential problems relating to the year 2000. The officers, in turn, are monitoring and will continue to monitor the progress of its suppliers.

            The Trust has NOT incurred, nor is anticipated to incur, any costs related to Y2K. All such costs are being incurred by the respective vendors.

            As you can well understand, we cannot directly control our supplier operations. We assure you, however, that we recognize a responsibility to inform our shareholders if in the future we become aware of any developments which would lead us to believe that the Trust will be significantly affected by year 2000 problems.


            We  will   continue   to  keep   you   up-to-date   through   future
communications.





FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED)

            This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF THE SHAREHOLDERS IS REQUIRED.

            For the fiscal year ended September 30, 1999, the total amount of dividends paid by Churchill Cash Reserves Trust was ordinary dividend income.

            Prior to January 31, 2000, shareholders will be mailed IRS Form 1099-DIV which will contain information on the status of dividends paid for the 1999 CALENDAR YEAR.
